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                                                                   Exhibit 10.25



                              MKS INSTRUMENTS, INC.

                       CONSENT, WAIVER AND FIRST AMENDMENT

                                TO CREDIT AGREEMENT


     This Consent, Waiver and First Amendment (the"Amendment") dated as of January 28, 2002 concerns the Credit Agreement dated as of July 31, 2001 (the "Credit Agreement"), by and among MKS Instruments, Inc. (the "Borrower"), Fleet National Bank ("Fleet") and JPMorgan Chase Bank (formerly known as The Chase Manhattan Bank, "Chase"; hereinafter Fleet and Chase may be referred to individually as a "Lender" or collectively as the "Lenders"), and Fleet in its capacity as agent for the Lenders. Capitalized terms used herein but not otherwise defined shall have the meanings assigned to them in the Credit Agreement.

     WHEREAS, the Borrower has requested that the Lender waive compliance with certain covenants in the Credit Agreement and consent to its acquisition of ENI Technology, Inc. and certain related transactions, as well as amend another covenant in the Credit Agreement as a result of the effect of such acquisition; and

     WHEREAS, the Lender is willing to agree to the Borrower's requests;

     NOW, THEREFORE, the Lenders and the Borrower agree as follows:

     Section 1. CONSENT AND WAIVER. The Lenders hereby consent to the transactions contemplated by the Agreement and Plan of Merger with respect to the Acquisition of the ENI Business, dated October 30, 2001, between the Borrower and Emerson Electric Co. (the "Acquisition Agreement") including without limitation the acquisition of ENI Technology, Inc. ("ENI") and waives compliance with Sections 8.1(b) and 8.4 of the Loan Agreement with respect to such transactions.

     Section 2. AMENDMENT OF THE LOAN AGREEMENT.

          (a) Any and all references in the Credit Agreement or the other Loan Documents to "The Chase Manhattan Bank" are hereby amended to read "JPMorgan Chase Bank".

          (b) Section 8.9 of the Credit Agreement is hereby amended by deleting "$292,000,000" therefrom and replacing it with "$260,000,000".

     Section 3. REPRESENTATIONS AND WARRANTIES. The Borrower hereby represents and warrants as follows:

          (a) The execution and delivery of this Amendment and the performance of this Amendment, the Credit Agreement as amended hereby and each of the other Loan Documents, and the transactions contemplated hereby and thereby, have been authorized by all necessary corporate actions of the Borrower. This Amendment, the Credit Agreement as amended hereby and each of the other Loan Documents constitute the legal, valid and binding obligations of the Borrower, enforceable against the Borrower in accordance with their respective terms.

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          (b) The Borrower has all requisite corporate power and authority to execute, deliver and perform its obligations under this Amendment, the Credit Agreement as amended hereby and each of the other Loan Documents. Neither the authorization, execution, delivery or performance by the Borrower of this Amendment nor the performance of the Credit Agreement as amended hereby or any other Loan Document nor the performance of the transactions contemplated hereby or thereby violates or will violate any provision of the corporate charter or by-laws of the Borrower, or does or will, with the passage of time or the giving of notice or both, result in a breach of or a default under, or require any consent under or result in the creation of any lien, charge or encumbrance upon any property or assets of the Borrower pursuant to, any material instrument, agreement or other document to which the Borrower is a party or by which the Borrower or any of its properties may be bound or affected.

          (c) The execution and delivery by the Borrower of this Amendment and the performance by the Borrower of the Credit Agreement as amended hereby and the Loan Documents do not and will not violate any provision of law or regulation applicable to the Borrower, or any writ, order or decree of any court or governmental or regulatory authority or agency applicable to the Borrower.

          (d) The representations and warranties contained in Article V of the Credit Agreement are true and correct, and the Borrower and its Subsidiaries are in compliance with all covenants set forth in Article VIII of the Credit Agreement, provided that for this purpose that all references to the "Disclosure Schedule" in such Articles V and VIII shall be deemed to mean the Disclosure Schedule attached hereto, which is true and complete.

     Section 4. LOAN DOCUMENTS. This Amendment shall be a Loan Document for all purposes.

     Section 5. CONDITIONS TO EFFECTIVENESS. The effectiveness of this Amendment is conditioned on the following:

          (a) The Borrower and the Lenders shall each have executed and delivered a counterpart of this Amendment;

          (b) The representations and warranties contained in Article V of the Credit Agreement shall be true and correct in all material respects as of the date hereof as though made on and as of the date hereof;

          (c) No Default or Event of Default under the Loan Agreement shall have occurred and be continuing;

          (d) The conditions set forth in Section 6.1 of the Credit Agreement shall have been met as of the date hereof, provided that for purposes thereof and Section 5.5 of the Credit Agreement, the "Balance Sheet Date" shall mean September 30, 2001 and the financial statements referred to therein shall mean the unaudited statements for the period ended September 30, 2001, that have been furnished to the Lenders.



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          (e) Promptly following the closing under the Acquisition Agreement, the Borrower shall cause to be delivered to the Lenders a guaranty of the Obligations by ENI in the form attached here to as well as a certificate of the secretary of ENI as to the votes of ENI's directors authorizing the execution and delivery of such guaranty and the incumbency of the officers authorized to execute such guaranty on behalf of ENI.

          (f) The Lenders shall have received a certificate of the clerk of the Borrower as to the votes of Borrower's directors authorizing the execution and delivery of this Amendment and the incumbency of the officers authorized to execute this Amendment on behalf of the Borrower.

     Section 6. MISCELLANEOUS.

          (a) On and after the date hereof, each reference in the Loan Agreement to "this Agreement" or words of like import shall mean and be deemed to be a reference to the Credit Agreement as amended hereby.

          (b) Except as amended and modified hereby, the Credit Agreement is in all respects ratified and confirmed as of the date hereof, and the terms, covenants and agreements therein shall remain in full force and effect.

          (c) This Amendment and the modifications to the Credit Agreement set forth herein shall be deemed to be a document executed under seal and shall be governed by and construed in accordance with the laws of The Commonwealth of Massachusetts.

          (d) This Amendment may be executed in counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same document.

                  [Remainder of page intentionally left blank.]


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     IN WITNESS WHEREOF, the parties have caused this Amendment to be duly executed as of the date and the year first above written.

                                          MKS INSTRUMENTS, INC.


                                          By:  /s/ Ronald C. Weigner
                                             ------------------------------
                                          Title: Vice President and Chief
                                                 Financial Officer

                                          FLEET NATIONAL BANK


                                          By:  /s/ Daniel G. Head
                                             -------------------------------
                                          Title: Vice President


                                          JP MORGAN CHASE BANK

                                          By:  /s/ A. Neil Sweeny
                                             -------------------------------
                                          Title: Vice President






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